                            THIRD AMENDMENT TO REVOLVING

                            LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT (together with all appendices, exhibits, schedules and attachments hereto, collectively this "Amendment") is made and entered into as of January 6, 1997, by and between THE ROACH ORGANIZATION, INC., a Delaware corporation and TRO LEARNING (CANADA), INC., a corporation organized under the laws of Canada (collectively, the "Borrower") and SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation with its principal place of business at One South Wacker Drive, Chicago, Illinois 60606 ("Lender").

                                    RECITALS

     WHEREAS, Borrower and Lender entered into that certain Revolving Loan and Security Agreement dated as of August 2, 1995, as amended by that certain First Amendment to Revolving Loan and Security Agreement dated as of April 26th 1996 and as further amended by that certain Second Amendment to Revolving Loan and Security Agreement dated as of August 1, 1996 (collectively, the "Loan Agreement"), together with documents ancillary thereto;

     WHEREAS, Borrower wishes to increase the dollar cap on the Total Facility from $10,000,000 to $12,500,000 for the period of time commencing on January 1, 1997 and ending on March 14, 1997;

     WHEREAS, Borrower and Lender acknowledge that the dollar cap on the Total Facility shall return to $10,000,000 as of March 15, 1997;

     WHEREAS, Borrower has advised Lender that there currently exists an Event of Default under the Loan Agreement due to Borrower's failure to comply with Section 10.1(B) of the Loan Agreement (Borrower's failure to maintain Operating Profit measured quarterly) (the "Operating Profit Default");

     WHEREAS, Borrower has requested Lender forbear from exercising any of its rights and remedies available to it pursuant to the aforesaid Event of Default;

     WHEREAS, Lender is unable to commit to Borrower that it will forbear from exercising its rights and remedies pursuant to the aforesaid Event of Default, and makes no other agreements or promises to Borrower that it will waive said Event of Default or forbear from exercising its rights and remedies pursuant to said Event of Default;

     NOW THEREFORE, for and in consideration of the premises, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

                                    ARTICLE
                                       1.
                             RECITALS AND DEFINITIONS

     1.1. Borrower represents and warrants that the foregoing recitals are true and correct and constitute an integral part of this Amendment and Borrower and Lender hereby agree that all of the recitals of this Amendment are hereby incorporated herein and made a part hereof.

     1.2. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein shall have the same meanings as ascribed to them in the Loan Agreement.

                                      ARTICLE
                                         2.
                            AMENDMENT OF THE LOAN AGREEMENT

     2.1. Section 1.55 ("MAXIMUM AMOUNT") is deleted in its entirety and the following substituted therefor:

           1.55 "MAXIMUM AMOUNT" SHALL MEAN AN AMOUNT EQUAL TO (a) $12,500,000 MINUS ALL PERMITTED PREPAYMENTS MADE BY BORROWER PURSUANT TO SECTION 2.6 HEREIN, FOR THE PERIOD OF TIME COMMENCING ON JANUARY 1, 1997 AND ENDING ON MARCH 14, 1997; AND (b) $10,000,000 MINUS ALL PERMITTED PREPAYMENTS MADE BY BORROWER PURSUANT TO SECTION 2.6 HEREIN, FOR THE PERIOD OF TIME COMMENCING ON MARCH 15, 1997 AND FOR ALL TIMES THEREAFTER.

     2.2. Section 2.1 (TOTAL FACILITY) hereby is deleted in its entirety and the following substituted therefor:

           2.1 TOTAL FACILITY. PROVIDED THERE DOES NOT THEN EXIST AN EVENT OF DEFAULT OR DEFAULT, AND SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT, LENDER AGREES TO MAKE AVAILABLE FOR BORROWER'S USE FROM TIME TO TIME DURING THE TERM OF THIS AGREEMENT, UPON BORROWER'S REQUEST THEREFOR, CERTAIN LOANS AND OTHER FINANCIAL ACCOMMODATIONS (THE "TOTAL FACILITY") AS
FOLLOWS:

           (A) NOTWITHSTANDING THE OPERATING PROFIT DEFAULT, FOR THE PERIOD COMMENCING ON JANUARY 1, 1997 AND ENDING ON MARCH 14, 1997, THE TOTAL FACILITY SHALL CONSIST OF A REVOLVING LINE OF CREDIT CONSISTING OF ADVANCES AGAINST ELIGIBLE ACCOUNTS, ELIGIBLE INSTALLMENT ACCOUNTS AND ELIGIBLE INVENTORY (THE "REVOLVING LOAN") EVIDENCED BY A SUBSTITUTE REVOLVING NOTE, IN THE FORM ATTACHED HERETO AS EXHIBIT 2.1(A), IN AN AGGREGATE

PRINCIPAL AMOUNT NOT TO EXCEED, AT ANY TIME OUTSTANDING, THE LESSER OF (i) TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000) OR (ii) THE BORROWING BASE AS REFLECTED IN A CERTIFICATE EXECUTED BY A DULY AUTHORIZED OFFICER OF BORROWER AND DELIVERED TO LENDER ON THE CLOSING DATE AND BY 11:00 A.M. (CHICAGO TIME) ON EACH TUESDAY THEREAFTER DURING THE TERM AS OF THE CLOSE OF BUSINESS ON THE IMMEDIATELY PRECEDING FRIDAY, EXCEPT TO THE EXTENT PROVIDED IN SECTION 6.2 HEREIN (THE "BORROWING BASE CERTIFICATE"). AS USED
IN THIS AGREEMENT FOR THIS PERIOD OF TIME, "BORROWING BASE" SHALL MEAN AND, AT ANY PARTICULAR TIME AND FROM TIME TO TIME, BE EQUAL TO THE SUM OF (a) EIGHTY-FIVE (85%) (OR SUCH LESSER PERCENTAGE AS THE LENDER MAY, AT ANY TIME AND FROM TIME TO TIME, DETERMINED IN THE EXERCISE OF ITS REASONABLE CREDIT JUDGMENT) OF ELIGIBLE ACCOUNTS AS DETERMINED BY LENDER PLUS (b) SEVENTY PERCENT (70%) (OR SUCH LESSER PERCENTAGE AS THE LENDER MAY, AT ANY TIME AND FROM TIME TO TIME, DETERMINED IN THE EXERCISE OF ITS REASONABLE CREDIT JUDGMENT) OF ELIGIBLE INSTALLMENT ACCOUNTS AS DETERMINED BY LENDER PLUS (c) SIXTY PERCENT (60%) (OR SUCH LESSOR PERCENTAGE AS LENDER MAY AT ANY TIME AND FROM TIME TO TIME, DETERMINE IN THE EXERCISE OF ITS REASONABLE CREDIT JUDGMENT) OF ELIGIBLE INVENTORY. NOTWITHSTANDING THE FOREGOING, THE FOLLOWING LIMITATIONS SHALL APPLY: (1) AGGREGATE AMOUNT OF ADVANCES AGAINST ELIGIBLE INSTALLMENT ACCOUNTS SHALL NOT EXCEED, AT ANY TIME, THE LESSOR OF (x) SIX MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($6,250,000) OR (y) FIFTY PERCENT (50%) OF THE MAXIMUM AMOUNT THEN IN EFFECT; AND (2) THE AGGREGATE AMOUNT OF ADVANCES AGAINST ELIGIBLE INVENTORY SHALL NOT EXCEED, AT ANY TIME, THE LESSER OF (x) ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000) OR (y) FIFTEEN PERCENT (15%) OF THE MAXIMUM AMOUNT THEN IN EFFECT; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED A WAIVER OF THE OPERATING PROFIT DEFAULT OR PRECLUDE LENDER'S EXERCISE OF ITS RIGHTS AND REMEDIES ARISING THEREFROM PRIOR TO MARCH 14, 1997.

           (B) FOR THE PERIOD COMMENCING ON MARCH 15, 1997 AND CONTINUING AT ALL TIMES THEREAFTER DURING THE TERM, THE TOTAL FACILITY SHALL CONSIST OF A REVOLVING LINE OF CREDIT CONSISTING OF ADVANCES AGAINST ELIGIBLE ACCOUNTS, ELIGIBLE INSTALLMENT ACCOUNTS AND ELIGIBLE INVENTORY EVIDENCED BY A SUBSTITUTE REVOLVING NOTE, IN THE FORM ATTACHED HERETO AS EXHIBIT 2.1(B), IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED, AT ANY TIME OUTSTANDING, THE LESSOR OF (i) TEN MILLION DOLLARS ($10,000,000) OR (ii) THE BORROWING BASE AS REFLECTED IN A BORROWING BASE CERTIFICATE. NOTWITHSTANDING THE FOREGOING, THE FOLLOWING LIMITATIONS SHALL APPLY: (1) THE AGGREGATE AMOUNT OF ADVANCES AGAINST ELIGIBLE INSTALLMENT ACCOUNTS SHALL NOT EXCEED, AT ANY TIME, THE LESSOR OF (X) FIVE MILLION AND NO/100 DOLLARS ($5,000,000) OR (y) FIFTY PERCENT (50%) OF THE MAXIMUM AMOUNT THEN IN EFFECT; AND (2) THE AGGREGATE AMOUNT OF ADVANCES AGAINST ELIGIBLE INVENTORY SHALL NOT EXCEED, AT ANY TIME, THE LESSER OF (x) ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000) OR (y) FIFTEEN PERCENT (15%) OF THE MAXIMUM AMOUNT THEN IN EFFECT.

           (C) SUBJECT TO THE PROVISIONS OF SECTION 2.1(A), IN ADDITION TO THE FOREGOING, LENDER SHALL MAKE AVAILABLE TO BORROWER AN OVER ADVANCE FACILITY (THE "OVER ADVANCE FACILITY") IN AN AMOUNT NOT TO EXCEED FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000), PROVIDED THAT THERE SHALL BE NO OUTSTANDING INDEBTEDNESS UNDER THE OVER

ADVANCE FACILITY FOR A PERIOD OF NOT LESS THAN THIRTY (30) CONSECUTIVE DAYS DURING EACH CONTRACT YEAR. IN ADDITION TO THE FOREGOING, LENDER SHALL ALSO MAKE AVAILABLE TO BORROWER A SEASONAL OVERADVANCE FACILITY (THE "SEASONAL OVERADVANCE FACILITY") IN AN AMOUNT NOT TO EXCEED TWO MILLION AND NO/100 DOLLARS ($2,000,000) FOR THE PERIOD OF TIME COMMENCING ON APRIL 1 AND ENDING ON JULY 31 OF EACH CALENDAR YEAR DURING THE TERM AND ONE MILLION AND NO/100 DOLLARS ($1,000,000) FOR THE PERIOD OF TIME COMMENCING ON AUGUST 1 AND ENDING ON OCTOBER 31 OF EACH CALENDAR YEAR DURING THE TERM.

     IN THE EVENT LENDER DECREASES THE ADVANCE PERCENTAGES TO BE APPLIED TO ELIGIBLE ACCOUNTS AND ELIGIBLE INVENTORY WHICH ARE CONTAINED IN THIS SECTION 2.1, SUCH DECREASE SHALL BECOME EFFECTIVE IMMEDIATELY FOR THE PURPOSE OF CALCULATING THE AMOUNT WHICH LENDER AGREES TO ADVANCE, OR ALLOW TO REMAIN OUTSTANDING, AGAINST ELIGIBLE ACCOUNTS, ELIGIBLE INSTALLMENT ACCOUNTS AND ELIGIBLE INVENTORY.

     2.3 Section 2.3(A)(i) of the Loan Agreement hereby is deleted in its entirety and replaced with the following:

     (A)(i) SO LONG AS NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, THE BORROWER SHALL PAY TO THE LENDER INTEREST ON THE TOTAL FACILITY AS
FOLLOWS: (v) BORROWER SHALL PAY INTEREST ON THE PRINCIPAL BALANCE OF THE AMOUNT OUTSTANDING UNDER THE OVER ADVANCE FACILITY EQUAL TO TWO HUNDRED (200) BASIS POINTS IN EXCESS OF THE PRIME RATE; (w) BORROWER SHALL PAY INTEREST ON THE PRINCIPAL BALANCE OF THE AMOUNT OUTSTANDING UNDER THE SEASONAL OVER ADVANCE FACILITY EQUAL TO TWO HUNDRED (200) BASIS POINTS IN EXCESS OF THE PRIME RATE; (x) BORROWER SHALL PAY INTEREST ON THAT PORTION OUTSTANDING OF PRINCIPAL BALANCE OF THE REVOLVING LOAN WHICH EXCEEDS TWELVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($12,500,000) PURSUANT TO SECTION 2.1(A) EQUAL TO TWO HUNDRED (200) BASIS POINTS IN EXCESS OF THE PRIME RATE; (y) BORROWER SHALL PAY INTEREST ON THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN WHICH EXCEEDS TEN MILLION AND NO/100 DOLLARS ($10,000,000) PURSUANT TO SECTION 2.1(B) EQUAL TO TWO HUNDRED (200) BASIS POINTS IN EXCESS OF THE PRIME RATE; AND (z) BORROWER SHALL PAY INTEREST AT THE APPLICABLE DESIGNATED RATE ON THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN WHICH DOES NOT EXCEED: (I) TWELVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($12,500,000) DURING THE PERIOD OF TIME COMMENCING ON JANUARY 1, 1997 AND ENDING ON MARCH 14, 1997; AND (II) TEN MILLION AND NO/DOLLARS ($10,000,000) FOR THE PERIOD COMMENCING ON MARCH 15, 1997 AND CONTINUING AT ALL TIMES THEREAFTER DURING THE TERM; PROVIDED, HOWEVER, THAT UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, LENDER MAY, AT ITS OPTION, RAISE THE INTEREST RATE CHARGES ON THE LIABILITIES TO THE DEFAULT RATE WITH RESPECT TO THE LIABILITIES FROM THE DATE OF THE OCCURRENCE OF THE DEFAULT UNTIL THE EARLIER OF (1) THE DEFAULT IS CURED OR WAIVED BY LENDER OR
(2) THE LIABILITIES ARE PAID IN FULL. NOTWITHSTANDING THE PROVISIONS OF THE PREVIOUS SENTENCES, BORROWER SHALL RECEIVE A TEN (10) DAY PERIOD (COMMENCING ON THE DATE OF THE OCCURRENCE OF SUCH APPLICATION OF THE DEFAULT) TO CURE ANY NON-MONETARY DEFAULT BEFORE LENDER SHALL HAVE THE RIGHT TO RAISE THE INTEREST RATE CHARGED ON THE LIABILITIES TO THE DEFAULT RATE. THE APPLICABLE BASIS FOR DETERMINING THE RATE OF INTEREST WITH RESPECT TO THE

REVOLVING LOAN SHALL BE SELECTED BY THE BORROWER INITIALLY AT THE TIME A REQUEST FOR AN ADVANCE IS GIVEN PURSUANT TO SECTION 12.3(J). THE BASIS FOR DETERMINING THE INTEREST RATE WITH RESPECT TO THE REVOLVING LOAN MAY BE CHANGED FROM TIME TO TIME BY BORROWER PURSUANT TO SECTION 2.3(E).

     2.4. Section 2.1(E)(i) of the Loan Agreement is deleted in its entirety and replaced with the following:

     (i) CONVERT AT ANY TIME ALL OR ANY PARTY OF ANY OUTSTANDING BASE RATE REVOLVING LOAN (EXCEPT FOR LOANS PURSUANT TO (W) THE SEASONAL OVER ADVANCE FACILITY; (X) THE OVER ADVANCE FACILITY; (Y) THE REVOLVING LOAN TO THE EXTENT OF ADVANCES IN EXCESS OF TWELVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($12,500,000) PURSUANT TO SECTION 2.1(A); AND (Z) THE REVOLVING LOAN TO THE EXTENT OF ADVANCES IN EXCESS OF TEN MILLION AND NO/100 DOLLARS ($10,000,000) PURSUANT TO SECTION 2.1(B), EACH OF WHICH BEAR INTEREST AT THE PRIME RATE PLUS TWO HUNDRED (200) BASIS POINTS, AND MAY NOT BE CONVERTED TO LIBOR RATE LOANS) EQUAL TO FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000) AND INTEGRAL MULTIPLES OF ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000) IN EXCESS OF THAT AMOUNT FROM A BASE RATE REVOLVING LOAN TO A LIBOR RATE REVOLVING LOAN OR TO CONVERT A LIBOR RATE REVOLVING LOAN IN AMOUNTS EQUAL TO FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000) AND INTEGRAL MULTIPLES OF ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000) IN EXCESS OF THAT AMOUNT FROM A LIBOR RATE REVOLVING LOAN TO A BASE RATE REVOLVING LOAN; OR

     2.5. Section 2.8 of the Loan Agreement is deleted in its entirety and replaced with the following:

     2.8 NON-USE FEE. (A) DURING THE PERIOD COMMENCING ON JANUARY 1, 1997 AND ENDING ON MARCH 14, 1997, BORROWER SHALL PAY TO LENDER A NON-USE FEE EQUAL TO ONE-HALF OF ONE PERCENT (0.50%) PER ANNUM OF THE AMOUNT, IF ANY, BY WHICH TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000) HAS EXCEEDED THE AVERAGE DAILY CLOSING BALANCE OF THE REVOLVING LOAN DURING EACH CALENDAR QUARTER OR PARTIAL QUARTER DURING SAID PERIOD. THE NON-USE FEE SHALL BE PAYABLE IN ARREARS ON THE FIRST DAY OF EACH CALENDAR QUARTER AND SHALL BE CALCULATED ON THE BASIS OF A 360-DAY YEAR FOR ACTUAL DAYS ELAPSED.

     (B) DURING THE PERIOD COMMENCING ON MARCH 15, 1997 AND FOR ALL TIMES THEREAFTER DURING THE TERM, BORROWER SHALL PAY TO LENDER A NON-USE FEE EQUAL TO ONE-HALF OF ONE PERCENT (0.50%) PER ANNUM OF THE AMOUNT, IF ANY, BY WHICH TEN MILLION DOLLARS ($10,000,000) HAS EXCEEDED THE AVERAGE DAILY CLOSING BALANCE OF THE REVOLVING LOAN DURING EACH CALENDAR QUARTER OR PARTIAL QUARTER DURING SAID PERIOD. THE NON-USE FEE SHALL BE PAYABLE IN ARREARS ON THE FIRST DAY OF EACH CALENDAR QUARTER AND SHALL BE CALCULATED ON THE BASIS OF A 360-DAY YEAR FOR THE ACTUAL DAYS ELAPSED.

                                    ARTICLE
                                       3.
                         REPRESENTATIONS AND WARRANTIES

     3.1. Borrower hereby makes the following representations and warranties to Lender, which representations and warranties shall constitute the continuing covenants of Borrower and shall remain true and correct until all of Borrower's liabilities are paid and performed in full:

           a. The representations and warranties of Borrower contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of such date;

           b. Except for Borrower's failure to maintain its Operating Profit in compliance with Section 10.1(B) of the Loan Agreement (the "Operating Profit Default"), no Event of Default or event which, but for the lapse of time or the giving of notice, or both, would constitute an Event of Default under the Loan Agreement has occurred and is continuing or would result from the execution and delivery of this Amendment;

           c. Except for the Operating Profit Default, Borrower is in full compliance with all of the terms, conditions and all provisions of the Loan Agreement and the other agreements;

           d. This Amendment and all other agreements required hereunder to be executed by Borrower and delivered to Lender, have been duly authorized, executed and delivered on Borrower's behalf pursuant to all requisite corporate authority and this Amendment and each of the other agreements required hereunder to be executed and delivered by Borrower to Lender constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights; and

           e. Borrower hereby acknowledges and agrees that Borrower has no defense, offset or counterclaim to the payment of said principal, interest, fees or other liabilities and hereby waives and relinquishes any such defense, offset or counterclaim and Borrower hereby releases Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter prior to the date hereof.


                                    ARTICLE
                                       4.
                                  RATIFICATION

     Except as expressly amended hereby, the Loan Agreement and all other agreements executed in connection therewith shall remain in full force and effect. The Loan Agreement, as amended hereby, and all rights and powers created thereby and thereunder or under such other agreements, are in all respects ratified and confirmed. From and after the date hereof, the Loan Agreement shall be deemed amended and modified as herein provided but, except as so amended and modified, the Loan Agreement shall continue in full force and effect and the Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "Agreement" as used in the Loan Agreement and all other references to the Loan Agreement therein, in any other instrument, document or writing executed by Borrower or any guarantor or furnished to Lender by Borrower or any guarantor in connection therewith or herewith shall mean the Loan Agreement as amended by this Amendment.

                                    ARTICLE
                                       5.
                                 MISCELLANEOUS

     5.1. Borrower shall promptly pay to Lender a closing fee in the amount of Ten Thousand and No/100 Dollars ($10,000), which fee shall be deemed fully earned and nonrefundable at the execution by Borrower of this Amendment and shall be paid concurrently with Borrower's execution of this Amendment. Such fee shall compensate Lender for the reasonable costs associated with the origination, structuring, processing, approving and closing of the increase in the Revolving Loan commitment and the transactions contemplated by this Amendment, including, but not limited to, administrative, out-of-pocket, general overhead and lost opportunity costs, but not including any expenses for which Borrower has agreed to reimburse Lender pursuant to any other provisions of this Amendment or any other Ancillary Agreement, such as, by way of example, reasonable legal fees and expenses.

     5.2. Borrower agrees to promptly pay or reimburse all out-of-pocket costs and expenses of Lender, including without limitation, reasonable attorneys' fees, costs, expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and all other matters pertaining hereto.

     5.3. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     5.4. Nothing contained herein shall be deemed a waiver or forbearance or create a course of conduct or otherwise estop Lender from exercising its rights due to the Operating Profit Default or any future Events of Default under the Loan Agreement.

     5.5. Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and Borrower with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

     5.6. The headings in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance in construing the terms of this Amendment.

     5.7. This Amendment shall inure to the benefit of Lender and its successors and assigns and shall be binding upon and inure to the successors and assigns of Borrower, except that Borrower may not assign any of its rights in and to this Amendment.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Third Amendment to Revolving Loan and Security Agreement to be executed and delivered as of the day and year written above.

                                       THE ROACH ORGANIZATION, INC.

                                       By: /s/Sharon Fierro
                                          --------------------------
                                       Name: SHARON FIERRO
                                            ------------------------
                                       Title: SR VP & CFO
                                             -----------------------


                                       TRO LEARNING CANADA, INC.

                                       By: /s/Sharon Fierro
                                          --------------------------
                                       Name: SHARON FIERRO
                                            ------------------------
                                       Title: SR VP & CFO
                                             -----------------------


                                       SANWA BUSINESS CREDIT CORPORATION

                                       By: /s/Lawrence J. Placek
                                          --------------------------
                                       Name: LAWRENCE J. PLACEK
                                            ------------------------
                                       Title: VICE PRES
                                             -----------------------


                      AMENDMENT IS CONTINUED ON NEXT PAGE

                                REAFFIRMATION OF
                        GUARANTY OF PAYMENT AND PERFORMANCE

     THE UNDERSIGNED PARTY, as guarantor ("Guarantor") of the above Borrowers pursuant to its Guaranty of Payment and Performance (the "Guaranty") identified below, acknowledges the terms and conditions set forth in this Third Amendment to Revolving Loan And Security Agreement and ratifies and reaffirms its guaranty obligations as set forth in the Guaranty, as reaffirmed. To further induce Lender to enter into this Amendment, Guarantor hereby represents and warrants to Lender that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement or any other Ancillary Agreement, each as amended by this Amendment, or to the Guaranty (collectively, the "Claims"), nor does Guarantor have any knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Loan Agreement, any Ancillary Agreement, or the Guaranty, Guarantor hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims where the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

     DATED: As of January 6, 1997


                                       TRO LEARNING, INC.

                                       By: /s/Sharon Fierro
                                          --------------------------
                                       Name: SHARON FIERRO
                                            ------------------------
                                       Title: SR VP & CFO
                                             -----------------------

                                       (Guaranty of Payment and Performance
                                       dated as of August 2, 1995, as
                                       reaffirmed from time to time)